Operating Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Operating Leases
Operating Leases

Most of the Company’s rental properties are leased under operating leases with expiration dates ranging from 1 to 34 years. Future minimum rentals on non-cancelable tenant operating leases at December 31, 2015 are as follows (in thousands):

Amount
Year:
2016	$364,775
2017	358,745
2018	337,593
2019	313,286
2020	288,964
Thereafter	2,675,671
Total	$4,339,034

The Company leases its executive office from an unrelated landlord. Rental expense totaled approximately $556 thousand, $521 thousand and $435 thousand for the years ended December 31, 2015, 2014 and 2013, respectively, and is included as a component of general and administrative expense in the accompanying consolidated statements of income. Future minimum lease payments under this lease at December 31, 2015 are as follows (in thousands):

Amount
Year:
2016	$594
2017	608
2018	608
2019	608
2020	608
Thereafter	3,890
Total	$6,916